UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 26, 2008

                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-22151                    93-0969365
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               dentification No.)

          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code 972-4-993-5840
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(a)(1) On November 19, 2008, Organitech USA, Inc. (the "Registrant") announced that Mr. Gideon Sturlesi resigned as director and as Chairman of the Board of Directors of the Registrant.

(b) On November 18, 2008, the Registrant announced that Mr. Yaron Shalem resigned as Chief Financial Officer and as an employee of the Registrant.

(c) On November 26, 2008, the Registrant announced the appointment of Oren Bloch to the position of Chief Financial Officer (CFO) of the Registrant, effective immediately. Mr. Bloch joined the Registrant in February 2008 as the Registrant's controller. From 2004 to 2008 Mr. Bloch served as the controller of the Sephardic Home for the Aged, a major nursing hospital in Haifa, Israel. From 2003 to 2004 Mr. Bloch served as the controller of Mifram Ltd., and from 2000 to 2003 he served as a senior auditor at Ernst & Young Israel. Mr. Bloch is a qualified CPA (Israel) and holds a B.A. in Economy & Accounting from the University of Haifa, Israel. Mr. Bloch is 35 years old. The appointment will not effect the existing remuneration terms of Mr. Bloch.

(d) On November 26, 2008, the Registrant announced the appointment of Mr. Peretz Shachar to the position of Chairman of the Board of Directors of the Registrant, filling the vacancy left by Mr. Sturlesi, effective immediately. Mr. Shachar is an entrepreneur specializing in the management and reconstruction of distressed companies, and the establishment of new and innovative corporations. From 2006 to 2007 Mr. Shachar served as CEO of Grapholit Printing Works Ltd. From 2005 to 2006 he served as Vice President of Shemen Industries Ltd. where he oversaw the reorganization of the company and as CEO of Soyprotec Ltd., a technology company. From 2001 to 2002 Mr. Shachar served as CEO of Chimnir Flight Services Ltd. (TASE: CINR), where he managed the reorganization of the company. Mr. Shachar currently serves on the board of directors of Altshuler-Shacham Mutual Fund Management Ltd. Formerly Mr. Shachar served on the board of directors of the Herzelia Marina where he also served as the Chairman of the Finance Committee. Mr. Shachar holds a B.Sc. in Mechanical Engineering from the Technion
- Israel Institute of Technology and an MBA from Tel Aviv University. Mr. Shachar is 56 years old.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date November 26, 2008

                                                         By: /s/ Rachel Bennun
                                                         ---------------------
                                                         (Signature)
                                                         Rachel Bennun
                                                         Chief Executive Officer